Supplement to the
Fidelity's Arizona Municipal Funds
October 30, 2015
Prospectus

The following information replaces similar information for Fidelity® Arizona Municipal Income Fund found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.

Cormac Cullen (co-manager) and Mark Sommer (co-manager) have managed the fund since May 2016.

Kevin Ramundo (co-manager) has managed the fund since June 2010.

The following information replaces the similar information for Fidelity® Arizona Municipal Money Market Fund found in the "Fund Summary" section under the heading "Principle Investment Risks".

You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Fidelity Investments and its affiliates, the fund’s sponsor, have no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

The following information replaces the biographical information found in the "Fund Management" section under the "Portfolio Manager(s)" heading.

Cormac Cullen is co-manager of Fidelity® Arizona Municipal Income Fund, which he has managed since May 2016. He also manages other funds. Since joining Fidelity Investments in 2007, Mr. Cullen has worked as a research analyst, structured analyst, senior legal counsel, and portfolio manager.

Kevin Ramundo is co-manager of Fidelity® Arizona Municipal Income Fund, which he has managed since June 2010. He also manages other funds. Since joining Fidelity Investments in 2000, Mr. Ramundo has worked as a research analyst and portfolio manager

Mark Sommer is co-manager of Fidelity® Arizona Municipal Income Fund, which he has managed since May 2016. He also manages other funds. Since joining Fidelity Investments in 1992, Mr. Sommer has worked as a quantitative analyst and portfolio manager.

AZI-SPZ-16-02 1.713591.133	May 2, 2016